Exhibit 10.230

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00279701.0

AMENDMENT

Date of Amendment: November 16, 2020

AMENDMENT to the Index License Agreement for Funds (internal MSCI reference IXF_00040) dated as of March 18, 2000 (as amended, the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, pursuant to the terms of the Amendment (internal MSCI reference AMD_00264512.0) dated October 1, 2019 between MSCI and Licensee (the “Previous Amendment”), MSCI granted Licensee the right to use the MSCI index identified below as the basis for the Licensee Fund identified below:

•	iShares ESG MSCI EM Leaders ETF, which seeks to track the performance of the MSCI EM Extended ESG Leaders 5% Issuer Capped Index.

(The term “Fund” as used herein shall have the meaning ascribed to it in the Previous Amendment.)

WHEREAS, the parties wish to further amend the Agreement to allow for the cross-listing of the Licensee Fund identified above, as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Exhibit B of the Agreement is hereby amended to allow the Licensee Fund identified above to be listed and traded on the Mexican Stock Exchange (Bolsa Institucional de Valores) (herein referred to as the “Mexican Listed Fund”) after such Fund is listed on a United States exchange.  The Mexican Listed Fund must be issued, sold and traded on a public basis in accordance with applicable Mexican securities law.  All other terms and restrictions contained in Exhibit B of the Agreement shall apply to the Mexican Listed Fund.  For clarity, there shall be ********* for the Mexican Listed Fund as ************************************.

2.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof.  To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Fund Advisors		MSCI Inc.

By	/s/ Ruth Weiss	By	/s/ Joke Jacinto

Name	Ruth Weiss	Name	Joke Jacinto
	(printed)		(printed)
Title	Managing Director	Title	Executive Director